EXHIBIT 24

                              GRUBB & ELLIS COMPANY
                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

      Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Ian Y. Bress, Robert J. Walner and Donald D. Olinger, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2001 and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

      This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

      IN WITNESS WHEREOF, we have signed this Power of Attorney this 17th day of September, 2001.

/s/ R. DAVID ANACKER                            /s/ C. MICHAEL KOJAIAN
--------------------------------------          --------------------------------
R. David Anacker                                C. Michael Kojaian


/s/ BARRY M. BAROVICK                           /s/ REUBEN S. LEIBOWITZ
--------------------------------------          --------------------------------
Barry M. Barovick                               Reuben S. Leibowitz


/s/ JOE F. HANAUER                              /s/ IAN C. MORGAN
--------------------------------------          --------------------------------
Joe F. Hanauer                                  Ian C. Morgan


                                                /s/ TODD WILLIAMS
                                                --------------------------------
                                                Todd Williams